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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 20, 2003
                                (Date of report)

                           FIRST PLACE FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                             0-25049                        34-1880130
-----------------------------------   -----------------------------    -----------------------------
 (State or other jurisdiction           (Commission file number)             (I.R.S. employer
      of incorporation)                                                     identification no.)
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                     185 E. Market Street, Warren, OH 44481
                     --------------------------------------
                    (Address of principal executive offices)

                                 (330) 373-1221
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On March 19, 2003 the Registrant issued a News Release announcing that the Board of Directors of First Place Financial Corp. (NASDAQ:FPFC) had authorized the repurchase of an additional 750,000 shares of First Place Financial Corp.'s issued and outstanding common stock. There are approximately 37,000 shares remaining from a previous authorization that will be repurchased prior to the execution of the new authorization. The shares will be acquired either in the open market or in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission.

Reference is made to the News Release, dated March 19, 2003, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a)    Financial Statements of Business Acquired: None
b)    Pro Forma Financial Information: None
c) Exhibits: 99.1 News Release, dated March 19, 2003 incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: March 20, 2003      By  /s/ David L. Mead
                                     ------------------------------------
                                     Chief Financial Officer